SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                              ---------------------

                         Date of report: MARCH 29, 2004
                        (Date of earliest event reported)



                           MILITARY RESALE GROUP, INC.
             (Exact name of Registrant as specified in its charter)


                                    NEW YORK
                 (State or other jurisdiction of incorporation)


           000-26463                                      11-2665282
           (Commission File No.)                       (I.R.S. Employer
                                                       Identification No.)


                              2180 EXECUTIVE CIRCLE
                        COLORADO SPRINGS, COLORADO 80906
               (Address of principal executive offices; zip code)

                     (719) 391-4564 (Registrant's telephone
                          number, including area code)


                                       N/A

          (Former name or former address, if changed since last report)

3


 ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      (a) Previous independent accountants

            (i) On March 29, 2004, Rosenberg Rich Baker Berman & Company resigned as the Registrant's independent accountants.

            (ii) Neither the report of Rosenberg Rich Baker Berman & Company for the Registrant's fiscal year ended December 31, 2002 nor the report of Michael Johnson & Company LLC for the Registrant's fiscal year ended December 31, 2001, contained an adverse opinion or disclaimer of opinion and neither report was qualified or modified as to uncertainty, audit scope or accounting principles, but each was qualified due to a going concern uncertainty.

            (iii) The Registrant's Board of Directors approved the resignation of Rosenberg Rich Baker Berman & Company and the appointment of Schualter, Loughlin & Suozzo, P.C. as its new independent accountants.

            (iv) In connection with its audits for the most recent fiscal year and through March 29, 2004, there have been no disagreements with Rosenberg Rich Baker Berman & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of Rosenberg Rich Baker Berman & Company, would have caused them to make reference thereto in their report on the financial statements for such year.

            (v) The Registrant has requested that Rosenberg Rich Baker Berman & Company furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is attached as
                  Exhibit 16 hereto.

      (b) New independent accountants

            (i)   The  Registrant   engaged  A.J.  Robbins,   P.C.  as  its  new
                  independent accountants as of March 29, 2004. During the Registrant's two most recent fiscal years and through March 29, 2004, the Registrant has not consulted with A.J. Robbins, P.C. concerning (1) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements or (2) any matter that was the subject of a disagreement or event identified herein in response to Item 304 (a)(1)(iv) of Regulation S-B.

      (c)   Exhibits.


            The Registrant hereby furnishes the following exhibit:

            Exhibit Number    Exhibit Title

            16 Letter from Rosenberg Rich Baker Berman & Company, former independent accountants.

6


                                         SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MILITARY RESALE GROUP, INC.


Date:  March 29, 2004                     By:/s/ Ethan D. Hokit
                                             -----------------------------------
                                             Ethan D. Hokit
                                             President

                                       EXHIBIT INDEX


            Exhibit Number   Exhibit Title

            16 Letter from Rosenberg Rich Baker Berman & Company, former independent accountants.